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                                                                   Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Nos. 333-69733 and 333-75504) on Form S-8 of our report dated November 14, 2003 with respect to the consolidated financial statements and schedule of Delphax Technologies Inc. included in the Annual Report (Form 10-K) for the year ended September 30, 2003.



                                                     /s/ Ernst & Young LLP
                                                     -----------------------
                                                           Ernst & Young LLP



Minneapolis, Minnesota
January 8, 2004